                                                                    Exhibit 3.35
                          CERTIFICATE OF INCORPORATION
                          ----------------------------

                                       OF
                                       --

                             RONEO SYSTEMS PTY. LTD.
                             -----------------------

     I, JOHN SHANNON Registrar of Companies at Brisbane in the State of Queensland DO HEREBY CERTIFY that
     RONEO SYSTEMS PTY. LTD. is this day incorporated under the provisions of "The Companies Acts, 1931 to 1942" and that the Company is limited by shares and registered under the said Acts as a Private Company numbered 85 of 1953.


                                       GIVEN under my hand and seal
                                       at Brisbane this seventeenth day
                                       of April, One thousand nine
                                       hundred and fifty three.


                                           (sgd) J. Shannon
                                           REGISTRAR OF COMPANIES
                                           ----------------------


Taken out by Flower and Hart,
         Solicitors,
             BRISBANE.

GRANT WILSON
PO BOX 127
NORTH RYDE NSW 2113


--------------------------------------------------------------------------------

     Certificate of Registration
     on Change of Name

     Corporations Law Sub-section 171 (l2)

     This is to certify that

     ALCATEL SYSTEMS PTY LIMITED

     Australian Company Number 009 670 446

     did on the twenty-second day of April 1997 change its name to

     DANKA SYSTEMS PTY LIMITED

     Australian Company Number 009 670 446

     The company is a proprietary company.

     The company is limited by shares.

     The company is taken to be registered as a copany under the Corporations Law of Queensland.


                                       Given under the seal of the
                                       Australian Securities Commission
                                       on this twenty-second day of April, 1997.


                                       By:           /s/  Alan Cameron
                                          --------------------------------------
                                                       Alan Cameron
                                                         Chairman

PETER MALECKI
*** TO BE COLLECTED ***



--------------------------------------------------------------------------------

Certificate of Registration
on Change of Name

Corporations Law Sub-section 171 (12)

This is to certify that

RONEO SYSTEMS PTY. LTD.

Australian Company Number 009 670 446

did on the seventeenth day of December 1991 change its name to

ALCATEL SYSTEMS PTY LIMITED

Australian Company Number 009 670 446

The company is a proprietary company.

The company is limited by shares.

The company is taken to be registered as a company under the Corporations Law of Queensland.


                                       Given under the seal of the
                                       Australian Securities Commission on
                                       this seventeenth day of December, 1991.


                                       By:          /s/  A G Hartnell
                                          --------------------------------------
                                                       A G Hartnell
                                                         Chairman